UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2008 (October 28, 2008)
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	76-0207995
(State of Incorporation)	(I.R.S. Employer Identification No.)
1-9397
(Commission File No.)
2929 Allen Parkway, Suite 2100
Houston, Texas 77019
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
          On October 28, 2008, Baker Hughes Incorporated (the “Company”) completed a public offering of $1,250 million aggregate principal amount of its debt securities, consisting of $500 million in aggregate principal amount of its 6.50% Senior Notes due 2013 and $750 million in aggregate principal amount of its 7.50% Senior Notes due 2018 (the “Notes”). The Company estimates that it will receive net proceeds of approximately $1,235.5 million from this offering, after deducting the underwriting discounts and estimated expenses relating to the offering. The Company expects to use a portion of the net proceeds from this offering to repay $325 million aggregate principal amount of its outstanding 6.25% notes, which mature on January 15, 2009, and $200 million aggregate principal amount of its outstanding 6.00% notes, which mature on February 15, 2009. The Company will use the remaining net proceeds from the offering for general corporate purposes, which could include repaying outstanding commercial paper and funding on-going operations, business acquisitions and repurchases of the Company’s common stock.
          The Notes are senior unsecured obligations and rank equal in right of payment to all of the Company’s existing and future senior indebtedness; senior in right of payment to any future subordinated indebtedness; and effectively junior to the Company’s future secured indebtedness, if any, and to all existing and future indebtedness of its subsidiaries. The Company may redeem, at its option, all or part of the Notes at any time, at the applicable make-whole redemption prices plus accrued and unpaid interest to the date of redemption. The terms of the Notes are governed by an Indenture dated as of October 28, 2008 between the Company and The Bank of New York Mellon Trust Company, N.A, as trustee.
          The Notes were issued pursuant to an Underwriting Agreement between the Company and the representatives of the several underwriters. Charles L. Watson, a director of the Company, is a managing director of Barclays Capital Inc., one of the underwriters.
          The Indenture, including the form of the Notes, dated as of October 28, 2008, and the Officers’ Certificate of the Company dated October 28, 2008 establishing the terms of the Notes are filed herewith as Exhibits 4.1, 4.2, 4.3 and 4.4 and incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation
          The information set forth under Item 1.01 above hereby is incorporated into this Item 2.03 by reference.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibit 4.1 —	Indenture, dated October 28, 2008, between Baker Hughes Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee.

	Exhibit 4.2 —	Officers’ Certificate of Baker Hughes Incorporated dated October 28, 2008 establishing the 6.50% Senior Notes due 2013 and the 7.50% Senior Notes due 2018.

	Exhibit 4.3 —	Form of 6.50% Senior Notes Due 2013.

	Exhibit 4.4 —	Form of 7.50% Senior Notes Due 2018.

	Exhibit 5.1 —	Opinion of Akin Gump Strauss Hauer & Feld LLP.

	Exhibit 23.1 —	Consent of Akin Gump Strauss Hauer & Feld LLP (included as part of Exhibit 5.1).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED
Date: October 29, 2008	By:	/s/ Sandra E. Alford
Sandra E. Alford
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Indenture, dated October 28, 2008, between Baker Hughes Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.2	Officers’ Certificate of Baker Hughes Incorporated dated October 28, 2008 establishing the 6.50% Senior Notes due 2013 and the 7.50% Senior Notes due 2018.

Exhibit 4.3	Form of 6.50% Senior Notes Due 2013.

Exhibit 4.4	Form of 7.50% Senior Notes Due 2018.

Exhibit 5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP.

Exhibit 23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included as part of Exhibit 5.1).

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